EXHIBIT 99.1

Alignment Healthcare Reports Fourth Quarter and Full-Year 2022 Results; Provides Full-Year 2023 Financial Guidance

  Reports $1.43 billion in total revenue for 2022, up 23% year-over-year
  Beats high end of fourth quarter and full-year guidance on revenue, adjusted gross profit and adjusted EBITDA
  Demonstrates replicability of the company's clinical management capabilities outside its core markets through its Care Anywhere clinical model and proprietary AVA® data platform, reporting nearly 40% fewer hospitalizations than traditional Medicare in California and each new market

ORANGE, Calif., Feb. 28, 2023 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), a tech-enabled Medicare Advantage company, today reported financial results for its fourth quarter and full year ending Dec. 31, 2022.

“Alignment Healthcare’s relentless focus on quality allowed us to deliver strong financial results in 2022, having exceeded or met our guidance across all four of our key performance indicators for the eighth consecutive quarter,” said John Kao, founder and CEO. “As we approach the company’s 10-year anniversary, we’re confident that strategic investments in our people and technology will continue to drive meaningful improvements in the health and quality of life of all those we serve.”

Fourth Quarter 2022 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Dec. 31, 2021.

  Health plan membership at the end of the quarter was approximately 98,400, up 14.3% year over year
  Total revenue was $361.8 million, up 21.3% year over year
  Health plan premium revenue of $344.9 million represented 21.5% growth year over year
  Adjusted gross profit was $38.3 million and loss from operations was ($52.1) million
    Adjusted gross profit excludes depreciation and amortization of $4.8 million and selling, general, and administrative expenses of $83.2 million (which includes $20.5 million of equity-based compensation). Adjusted gross profit also excludes an additional $2.4 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 89.4%
  Adjusted EBITDA was ($23.7) million and net loss was ($57.0) million

Full Year 2022 Financial Highlights
All comparisons, unless otherwise noted, are to the twelve months ended Dec. 31, 2021.

  Total revenue was $1,434.2 million, up 22.8% year over year
  Health plan premium revenue of $1,372.3 million represented 22.4% growth year over year
  Adjusted gross profit was $193.6 million and loss from operations was ($128.6) million
    Adjusted gross profit excludes depreciation and amortization of $17.5 million and selling, general, and administrative expenses of $295.6 million (which includes $72.6 million of equity-based compensation). Adjusted gross profit also excludes an additional $9.1 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 86.5%
  Adjusted EBITDA was ($26.7) million and net loss was ($149.6) million
  As of Dec. 31, 2022, total cash was $409.5 million, and debt was $165.0 million (excluding unamortized debt issuance costs)

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
(dollars in thousands)
Loss from operations	$(52,106)	$(43,466)	$(128,639)	$(178,072)
Add back:
Equity-based compensation (medical expenses)	2,377	3,960	9,128	15,418
Depreciation (medical expenses)	64	61	213	220
Depreciation and amortization	4,687	4,088	17,273	15,813
Selling, general, and administrative expenses	83,228	78,081	295,646	290,991
Total add back	90,356	86,190	322,260	322,442
Adjusted gross profit	$38,250	$42,724	$193,621	$144,370
Adjusted gross profit %	10.6%	14.3%	13.5%	12.4%
Medical benefit ratio	89.4%	85.7%	86.5%	87.6%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
(dollars in thousands)
Net loss	$(56,995)	$(47,834)	$(149,639)	$(195,286)
Less: Net loss attributable to noncontrolling interest	92	—	92	—
Add back:
Interest expense	4,793	4,452	18,289	17,443
Depreciation and amortization	4,751	4,149	17,486	16,033
Income taxes	172	—	339	—
EBITDA	(47,187)	(39,233)	(113,433)	(161,810)
Equity-based compensation(1)	22,885	28,814	81,718	121,999
Reorganization and transaction-related expenses(2)	—	527	579	4,585
Acquisition expenses(3)	548	1,020	1,614	2,110
Loss on sublease and disposal of assets(4)	102	—	611	—
Loss on extinguishment of debt	—	—	2,196	—
Adjusted EBITDA	$(23,652)	$(8,872)	$(26,715)	$(33,116)

(1)  2022 represents equity-based compensation related to grants made in the current year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO. 2021 represents equity-based compensation related to the timing of the IPO as previously discussed. Equity-based compensation expense for the year ended December 31, 2021 includes $11.4 million related to the cash settlement of SARs.

(2)  Represents legal, professional, accounting and other advisory fees related to our pre-IPO corporate reorganization and the IPO that are considered non-recurring and non-capitalizable.

(3)  Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(4)  Represents loss related to right of use (“ROU”) assets that were subleased in the second quarter of 2022 and loss related to disposal of assets.

Outlook for First Quarter and Fiscal Year 2023

	Three Months Ending March 31, 2023		Twelve Months Ending| March 31, 2023
$ Millions	Low	High	Low	High
Health Plan Membership	109,300	109,500	113,000	115,000
Revenue	$429	$434	$1,705	$1,730
Adjusted Gross Profit[1]	$38	$41	$205	$217
Adjusted EBITDA[2]	($17)	($14)	($34)	($20)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, loss on sublease and loss on extinguishment of debt. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5 p.m. EST today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealthcare.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/83hqdb3q. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health is a tech-enabled Medicare Advantage company that offers more than 40 benefits-rich, value-driven plans that serve 52 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the first quarter ending March 31, 2023, and year ending December 31, 2023. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	December 31, 2022	December 31, 2021
Assets
Current Assets:
Cash	$409,549	$466,600
Accounts receivable (less allowance for credit losses of $0 at December 31, 2022 and $111 at December 31, 2021, respectively)	92,890	58,512
Prepaid expenses and other current assets	42,107	27,747
Total current assets	544,546	552,859
Property and equipment, net	37,169	30,358
Right of use asset, net	5,825	7,853
Goodwill and intangible assets, net	40,288	35,116
Other assets	6,035	4,709
Total assets	$633,863	$630,895
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$170,135	$125,886
Accounts payable and accrued expenses	32,288	17,431
Accrued compensation	27,538	23,928
Total current liabilities	229,961	167,245
Long-term debt, net of debt issuance costs	160,902	150,620
Long-term portion of lease liabilities	3,698	6,975
Total liabilities	394,561	324,840
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 100,000,000 shares authorized as of December 31, 2022 and December 31, 2021, respectively; no shares issued and outstanding as of December 31, 2022 and December 31, 2021	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of December 31, 2022 and December 31, 2021; 187,280,015 and 187,193,613 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	187	187
Additional paid-in capital	970,180	888,547
Accumulated deficit	(732,241)	(582,694)
Total Alignment Healthcare, Inc. stockholders' equity	238,126	306,040
Noncontrolling interest	1,176	15
Total stockholders' equity	239,302	306,055
Total liabilities and stockholders' equity	$633,863	$630,895

Consolidated Statements of Operations
(in thousands, except per share amounts)
(Quarterly data unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues:
Earned premiums	$360,100	$298,071	$1,431,550	$1,167,085
Other	1,711	203	2,609	688
Total revenues	361,811	298,274	1,434,159	1,167,773
Expenses:
Medical expenses	326,002	259,571	1,249,879	1,039,041
Selling, general, and administrative expenses	83,228	78,081	295,646	290,991
Depreciation and amortization	4,687	4,088	17,273	15,813
Total expenses	413,917	341,740	1,562,798	1,345,845
Loss from operations	(52,106)	(43,466)	(128,639)	(178,072)
Other expenses:
Interest expense	4,793	4,452	18,289	17,443
Other expenses (income)	(76)	(84)	176	(229)
Loss on extinguishment of debt	—	—	2,196	—
Total other expenses	4,717	4,368	20,661	17,214
Loss before income taxes	(56,823)	(47,834)	(149,300)	(195,286)
Provision for income taxes	172	—	339	—
Net loss	$(56,995)	$(47,834)	$(149,639)	$(195,286)
Less: Net loss attributable to noncontrolling interest	92	—	92	—
Net loss attributable to Alignment Healthcare, Inc.	$(56,903)	$(47,834)	$(149,547)	$(195,286)
Total weighted-average common shares outstanding - basic and diluted	182,540,539	178,396,999	181,212,757	171,956,849
Net loss per share attributable to Alignment Healthcare, Inc. - basic and diluted	$(0.31)	$(0.27)	$(0.83)	$(1.14)

Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Operating Activities:
Net loss	$(149,639)	$(195,286)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Provision for credit loss	150	111
Loss on sublease	510	—
Depreciation and amortization	17,486	16,033
Amortization-debt issuance costs and investment discount	1,850	2,254
Amortization of payment-in-kind interest	2,943	4,197
Loss on disposal of property and equipment	101	—
Equity-based compensation and common stock payments	81,718	110,600
Non-cash lease expense	2,811	2,731
Loss on extinguishment of debt	2,196	—
Changes in operating assets and liabilities:
Accounts receivable	(34,377)	(17,608)
Prepaid expenses and other current assets	(14,356)	(10,340)
Other assets	(86)	644
Medical expenses payable	44,250	12,512
Accounts payable and accrued expenses	13,743	437
Accrued compensation	3,609	(1,244)
Lease liabilities	(4,214)	(3,817)
Payment-in-kind interest	(14,122)	—
Noncurrent liabilities	—	—
Net cash (used in) provided by operating activities	(45,427)	(78,776)
Investing Activities:
Purchase of business, net of cash received	(4,043)	—
Asset acquisition, net of cash received	—	(1,405)
Purchase of investments	(2,825)	(2,475)
Sale of investments	2,425	1,425
Acquisition of property and equipment	(23,774)	(18,360)
Proceeds from the sale of property and equipment	—	—
Net cash used in investing activities	(28,217)	(20,815)
Financing Activities:
Repurchase of noncontrolling interest	(100)	—
Contributions from noncontrolling interest holders	68	15
Equity repurchase	—	(1,474)
Issuance of long-term debt	165,000	—
Debt issuance costs	(5,196)	—
Repayment of long-term debt	(143,179)	—
Issuance of common stock	—	390,600
Common stock issuance costs	—	(29,011)
Net cash provided by financing activities	16,593	360,130
Net (decrease) increase in cash	(57,051)	260,539
Cash and restricted cash at beginning of period	468,350	207,811
Cash and restricted cash at end of period	$411,299	$468,350
Supplemental disclosure of cash flow information:
Cash paid for interest	$22,447	$10,992
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$47	$347
Purchase of business in accounts payable	$505	$—

The following table provides a reconciliation of cash and restricted cash reported within the condensed consolidated balance sheets to the total above:

	December 31, 2022	December 31, 2021	December 31, 2020
Cash	$409,549	$466,600	$207,311
Restricted cash in other assets	1,750	1,750	500
Total	$411,299	$468,350	$207,811

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, equity-based compensation expense, loss on sublease and loss on extinguishment of debt.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation and equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted Gross Profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted Gross Profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted Gross Profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted Gross Profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com